JOINT FILER INFORMATION
Name and Address:	Third Point LLC 390 Park Avenue New York, NY 10022
Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	7,140,233 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	942,789
Ownership Form:	I
Nature of Indirect Beneficial Ownership:	(1) (2)

Name and Address:	Third Point Partners Qualified L.P.
c/o Third Point LLC 390 Park Avenue New York, NY 10022
Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	1,174,868 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	155,129
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Partners L.P.
c/o Third Point LLC 390 Park Avenue New York, NY 10022
Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	134,305 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	17,733
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Offshore Master Fund L.P.
c/o Third Point LLC 390 Park Avenue New York, NY 10022
Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	2,880,991 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	380,403
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Ultra Master Fund L.P.
c/o Third Point LLC 390 Park Avenue New York, NY 10022
Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	1,994,817 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	263,394
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Reinsurance Company Ltd.
c/o Third Point LLC 390 Park Avenue New York, NY 10022

Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	835,861 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	110,366
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A

Name and Address:	Third Point Reinsurance Ltd.
c/o Third Point LLC 390 Park Avenue New York, NY 10022

Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	835,861 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	110,366
Ownership Form:	I
Nature of Indirect Beneficial Ownership:
Third Point Reinsurance Company Ltd. is a direct, wholly owned subsidiary of Third Point Reinsurance Ltd. (“TPRE”), which may be deemed to share beneficial ownership of the securities owned by Third Point Reinsurance Company Ltd. TPRE hereby disclaims beneficial ownership of any securities held by (x) Third Point Reinsurance Company Ltd., except to the extent of any indirect pecuniary interest therein; and (y) the Funds, in each case, for purposes of Section 16 of the Act and the rules promulgated thereunder or for any other purpose.

Name and Address:	Third Point Reinsurance (USA) Ltd.
c/o Third Point LLC 390 Park Avenue New York, NY 10022

Date of Event Requiring Statement:	6/26/2018
Issuer and Ticker Symbol:	Green Brick Partners, Inc. [GRBK]
Relationship to Issuer:	10% Owner
Designated Filer:	Daniel S. Loeb
TABLE I INFORMATION
Title of Security:	Common Stock
Transaction Date:	June 26, 2018
Transaction Code:	S (3)
Amount of Securities and Price:	119,391 at $9.0725 per share (4)
Securities Acquired (A) or Disposed of (D):	D (3)
Amount of Securities Beneficially Owned Following Reported Transactions:	15,764
Ownership Form:	D
Nature of Indirect Beneficial Ownership:	N/A